UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                                                                                      September 30, 2010

OPTi, Inc.
(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-21422 (Commission File Number)	77-0220697 (IRS Employer Identification Number)

3430 W Bayshore Drive, Suite 103
Palo Alto, California 94303
(Address of principal executive offices including zip code)

(650) 213-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.	Entry Into a Material Definitive Agreement.
Item 9.01.	Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2010, OPTi Inc. (the “Company”) issued a press release announcing that it has entered into a patent licensing and arbitration settlement agreement with NVIDIA Corporation (“NVIDIA”), dated as of September 29, 2010 (the “Agreement”).  Under the terms of the Agreement, not later than October 1, 2010, the Company will receive one lump sum payment of $2,000,000 for granting NVIDIA a fully paid-up license to the Company’s Pre-Snoop patents under the terms of the license agreement that was the subject of a pending arbitration between the parties.

A copy of the press release announcing the Company’s Agreement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1	OPTi Inc. Press Release, dated September 29, 2010, announcing Patent License and Arbitration Settlement Agreement with NVIDIA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTi Inc.
By:	/s/ Michael Mazzoni

Michael Mazzoni
Chief Financial Officer